Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES
LNG Commitments
We have entered into TUAs with Total, Chevron and Sabine Pass Liquefaction to provide berthing for LNG vessels and for the unloading, storage and regasification of LNG at our LNG terminal. See Note 11—"Related Party Transactions" for information regarding such agreements.

Services Agreements

We have entered into certain services agreements with affiliates. See Note 11—"Related Party Transactions" for information regarding such agreements.

Crest Royalty

Under a settlement agreement with Crest Energy dated as of June 14, 2001, Cheniere agreed to pay or cause certain affiliates, successors and assigns to pay a royalty, which we refer to as the Crest Royalty. This Crest Royalty was calculated based on the volume of natural gas processed through covered LNG facilities, subject to a minimum of $2.0 million and a maximum of approximately $11.0 million per production year. In 2003, Freeport LNG contractually assumed the obligation to pay the Crest Royalty for natural gas processed at Freeport LNG's receiving terminal. Subsequently, the calculation of the Crest Royalty and the scope of Freeport LNG's assumed obligation to pay the Crest Royalty became the subject of litigation involving Cheniere, Crest Energy, and Freeport LNG ("Crest Royalty Litigation").

In March 2012, Cheniere purchased all of the rights, title, and interest in the Crest Royalty from Crest Energy. That purchase resulted in Crest Energy's dismissal from the Crest Royalty Litigation. In September 2012, Cheniere entered into a settlement of the remaining claims in the Crest Royalty Litigation with Freeport LNG. As part of the settlement agreement, Cheniere terminated the Crest Royalty. As a result of all of these transactions, Cheniere resolved disputes persisting since 2001 related to real property at Freeport LNG and has released us from the first priority lien that had been granted to holders of the Crest Royalty.

Other Commitments

State Tax Sharing Agreement

In November 2006, we and Cheniere entered into a state tax sharing agreement. Under this agreement, Cheniere has agreed to prepare and file all state and local tax returns which we and Cheniere are required to file on a combined basis and to timely pay the combined state and local tax liability. If Cheniere, in its sole discretion, demands payment, we will pay to Cheniere an amount equal to the state and local tax that we would be required to pay if our state and local tax liability were computed on a separate company basis. There have been no state and local taxes paid by Cheniere for which Cheniere could have demanded payment from us under this agreement; therefore, Cheniere has not demanded any such payments from us. The agreement is effective for tax returns due on or after January 1, 2008.

Cooperative Endeavor Agreements

In July 2007, we executed CEAs with various Cameron Parish, Louisiana taxing authorities. See Note 11—"Related Party Transactions" for information regarding such agreements.

Legal Proceedings

We may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business. We regularly analyze current information and, as necessary, provide accruals for probable liabilities on the eventual disposition of these matters. In the opinion of management, as of December 31, 2012, there were no threatened or pending legal matters that would have a material impact on our consolidated results of operations, financial position or cash flows.